RIDGEWOOD ELECTRIC POWER TRUST III
                                Exhibit 99.1
                                ------------
                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert  Swanson,  Chief Executive  Officer of Ridgewood  Electric Power Trust
III. (the "Registrant"),certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Registrant for the period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 10, 2003

                                       Signature:

                                       /s/ Robert Swanson
                                       -----------------------
                                       Robert Swanson
                                       Chief Executive Officer